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                                    EXHIBIT 1
                                    ---------

                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
                  --------------------------------------------

Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Date: June 17, 2003

                      CITIGROUP GLOBAL MARKETS LIMITED


                      By: /s/ Andrew M. Gaulter
                         --------------------------------------------
                         Name:  Andrew M. Gaulter
                         Title:  Secretary




                      CITIGROUP GLOBAL MARKETS EUROPE LIMITED


                      By: /s/ Andrew M. Gaulter
                         --------------------------------------------
                         Name:  Andrew M. Gaulter
                         Title:  Secretary




                      CITIGROUP GLOBAL MARKETS INTERNATIONAL LLC


                      By: /s/ Andrew M. Gaulter
                         --------------------------------------------
                         Name:  Andrew M. Gaulter
                         Title:  Secretary




                      CITIGROUP FINANCIAL PRODUCTS INC.


                      By: /s/ Joseph B. Wollard
                         --------------------------------------------
                         Name:  Joseph B. Wollard
                         Title:  Assistant Secretary




                      SMITH BARNEY FUND MANAGEMENT LLC


                      By: /s/ Christina T. Sydor
                         --------------------------------------------
                         Name:  Christina T. Sydor
                         Title:  Secretary




                      CITIGROUP GLOBAL MARKETS HOLDINGS INC.


                      By: /s/ Joseph B. Wollard
                         --------------------------------------------
                         Name:  Joseph B. Wollard
                         Title:  Assistant Secretary




                       CITIGROUP INC.



                      By: /s/ Serena D. Moe
                         --------------------------------------------
                         Name:  Serena D. Moe
                         Title:  Assistant Secretary